SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2016

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2016, United Bankshares, Inc., a West Virginia corporation (the “Company”), completed the sale of 4,330,000 shares of its common stock, par value $2.50 per share. The offering was made through a prospectus supplement filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3ASR (No. 333-214551).

In connection with the offering, the Company entered into an Underwriting Agreement, dated December 15, 2016 (the “Underwriting Agreement”), between the Company and J.P. Morgan Securities LLC. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

The exhibits contained in Item 9.01 hereof are hereby incorporated by reference into the Company’s shelf registration statement on Form S-3ASR (No. 333-214551).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are attached as part of this report:

1.1	Underwriting Agreement, dated December 15, 2016, between United Bankshares, Inc. and JP Morgan Securities LLC.

5.1	Opinion of Bowles Rice LLP.

23.1	Consent of Bowles Rice LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: December 21, 2016	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer